Exhibit 10.93


                     AMENDMENT NO. 2 TO THE CREDIT AGREEMENT
            AND AMENDMENT NO. 1 TO THE PLEDGE AND SECURITY AGREEMENT

                                                      Dated as of March 14, 2005

         AMENDMENT NO. 2 TO THE CREDIT AGREEMENT AND AMENDMENT NO. 1 TO THE PLEDGE AND SECURITY AGREEMENT (this "Amendment No. 2") among Headwaters Incorporated, a Delaware corporation, (the "Borrower"), the Lenders (as hereinafter defined) party hereto, Morgan Stanley & Co. Incorporated ("MS&Co."), as collateral agent (the "Collateral Agent") and Morgan Stanley Senior Funding, Inc. ("Morgan Stanley"), as administrative agent (the "Administrative Agent"; together with the Collateral Agent, the "Agents").

PRELIMINARY STATEMENTS:

                  (1) The Borrower, certain financial institutions and other persons from time to time parties thereto (collectively, the "Lenders"), the Agents, JPMorgan Chase Bank, N.A. ("JPMCB") (as successor to JPMorgan Chase
Bank), as syndication agent, and Morgan Stanley and J.P. Morgan Securities Inc., as joint lead arrangers and joint bookrunners, have entered into that certain Credit Agreement dated as of September 8, 2004 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement).

                  (2) The Borrower desires to convert outstanding Term B Loans under the Credit Agreement to a new class of Loans under the Credit Agreement, having identical terms with, and having the same rights and obligations under the Loan Documents, as the Term B Loans, as set forth in the Loan Documents, except as such terms are amended hereby (the "Term B1 Loans").

                  (3) The Borrower has received Net Cash Proceeds from an equity Financing which it applied in accordance with Section 2.2(c) of the Credit Agreement to prepay a portion of the Term B Loans and to prepay $50,000,000 of the Second Lien Financing.

                  (4) Each Lender that has a Term B Loan outstanding as of the date hereof (each, a "Term B Lender") who executes and delivers this Amendment No. 2 shall be deemed, upon the effectiveness of this Amendment No. 2, to have converted its Term Loan B Commitment and Term B Loans (which Term Loan B Commitment and Term B Loans shall thereafter be deemed terminated and refinanced in full) to a Converted Term B1 Commitment (as hereinafter defined) and Term B1 Loans, respectively, with such Converted Term B1 Commitment, in the same aggregate principal amount as such Lender's outstanding Term B Loans, immediately prior to the effectiveness of this Amendment No. 2, as set forth in the Commitment Schedule to the Credit Agreement, as amended as of the Amendment No. 2 Effective Date (as hereinafter defined) (the "Amended Commitment Schedule"), and such Term B Lender shall thereafter become a Term B1 Lender (as hereinafter defined).

                  (5) Each Person who executes and delivers this Amendment No. 2 as an additional Term B1 Lender (each, an "Additional Term B1 Lender"), will make Term B1 Loans in the aggregate amount of its Additional Term B1 Commitment (as hereinafter defined) on the Amendment No. 2 Effective Date (as hereinafter defined) (each, an "Additional Term B1 Loan") to the Borrower in an aggregate principal amount equal to the amount set forth opposite its name on the Amended Commitment Schedule, the proceeds of which will be used by the Borrower, in part, to refinance in full the outstanding principal amount of Term B Loans of Term B Lenders, if any, who do not execute and deliver this Amendment No. 2, it being understood that an Additional Term B1 Lender may be a Term B Lender prior to the Amendment No. 2 Effective Date.

                  (6) The Borrower shall pay to each Term B Lender all accrued and unpaid interest on its Term B Loans to the Amendment No. 2 Effective Date on such Amendment No. 2 Effective Date.

                  (7) The Borrower has requested that the Required Lenders (a) amend the Credit Agreement (i) to effect the changes described above and (ii) to make other amendments set forth below and (b) amend the Pledge and Security Agreement as set forth below.

                  (8) The Required Lenders and the Term B1 Lenders (as defined in this Amendment No. 2) have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement and the Pledge and Security Agreement in certain respects as set forth below.

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

         SECTION 1. Amendment of Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 of this Amendment No. 2, hereby amended as follows:

                  (a) The Pricing Schedule is amended and restated in its entirety to read as the Pricing Schedule attached hereto.

                  (b) Section 1.1 of the Credit Agreement is hereby amended as follows:

                  (i) By deleting the definition of "Aggregate Term Loan B Commitment" in its entirety and inserting the following definition in its place:

                  ""Aggregate Term Loan B1 Commitment" means the aggregate Term Loan B1 Commitments of all the Lenders, as may be increased or reduced from time to time pursuant to the terms hereof. The initial Aggregate Term Loan B1 Commitment is $442,672,500.00."

                  (ii) By deleting the definition of "Lenders" in its entirety and inserting the following definition in its place:

                  ""Lenders" means the Initial Lenders and their respective successors and assigns and each Additional Term B1 Lender and its respective successors and assigns. Unless otherwise specified, the term "Lenders" includes the Swing Line Lender and each LC Issuer, but in no event shall the term "Lender" include Bank One."

                  (iii) By deleting the definition of "Term B Loan" in its entirety and inserting the following definition in its place:

                  ""Term B1 Loan" means, collectively, (i) with respect to each Original Term B Lender that executes and delivers Amendment No. 2 on or prior to the Amendment No. 2 Effective Date, a term Loan or term Loans made by such Original Term B Lender pursuant to Section 2.1.2(b) or deemed to have been made pursuant to Section 2.1.2(a) and (ii) with respect to each Additional Term B1 Lender, its Additional Term B1 Loan."

                  (iv) By deleting the definition of "Term Loan B Commitment" in its entirety and inserting the following definition in its place:

                  ""Term Loan B1 Commitment" means, with respect to each Lender, the amount set forth opposite such Lender's name on the Amended Commitment Schedule under the caption "Term Loan B1 Commitment".

                  (v) By inserting the following new definitions therein in the appropriate alphabetical order:

                  ""Additional Term B1 Loan" means a term Loan or term Loans made pursuant to Section 2.1.2(b) of this Agreement on the Amendment No. 2 Effective Date.

                  "Additional Term B1 Commitment" means, with respect to an Additional Term B1 Lender, the commitment of such Additional Term B1 Lender to make Additional Term B1 Loans on the Amendment No. 2 Effective Date, in an amount in US Dollars set forth next to the name of such Additional Term B1 Lender on the Amended Commitment Schedule thereto under the caption "Additional Term B1 Commitment". The aggregate amount of the Additional Term B1 Commitments shall be equal to the outstanding principal amount of Original Term B Loans of Original Term B Lenders that do not execute and deliver Amendment No. 2 on or prior to the Amendment No. 2 Effective Date.

                  "Additional Term B1 Lender" means a Person with an Additional Term B1 Commitment to make Additional Term B1 Loans to the Borrower on the Amendment No. 2 Effective Date, it being understood that an Additional Term B1 Lender may be an Original Term B Lender.

                  "Amended Commitment Schedule" has the meaning specified in Amendment No. 2.

                  "Amendment No. 2" means the Amendment No. 2 to the Credit Agreement and Amendment No. 1 to the Pledge and Security Agreement, dated as of March 14, 2005, among the Borrower, the Agents and the Lenders party thereto.

                  "Amendment No. 2 Effective Date" means March 14, 2005.

                  "Converted Term B1 Commitment" means for each Original Term B Lender executing Amendment No. 2 the outstanding principal amount of its Original Term B Loans, immediately prior to the Amendment No. 2 Effective Date.

                  "Initial Lenders" means the lending institutions (other than Bank One) listed on the signature pages of this Agreement.

                  "Original Term B Loan" means a "Term B Loan" as defined in
                  Section 1.1 of this Credit Agreement, as in effect prior to the Amendment No. 2 Effective Date.

                  "Original Term B Lender" means a Lender that had a "Term Loan B Commitment" as defined in Section 1.1 of this Credit Agreement, as in effect prior to the Amendment No. 2 Effective Date."

                  (c) Section 2.1.2 of the Credit Agreement is hereby amended in its entirety and replaced by the following:

                  "(a) Conversion. Subject to the terms and conditions hereof, each Original Term B Lender with a Converted Term B1 Commitment severally agrees that Original Term B Loans made by such Original Term B Lender to the Borrower prior to the Amendment No. 2 Effective Date shall be converted to a like principal amount of Term B1 Loans on the Amendment No. 2 Effective Date, and from and after the Amendment No. 2 Effective Date such Original Term B Loan shall be deemed to be a Term B1 Loan made hereunder.

                  (b) The Additional Term B1 Loans. Subject to the terms and conditions hereof, each Additional Term B1 Lender severally agrees to make Additional Term B1 Loans to the Borrower on the Amendment No. 2 Effective Date in a principal amount not to exceed its Additional Term B1 Commitment. The Borrower shall use a portion of the proceeds of the Additional Term B1 Loans to repay in full all Original Term B Loans of the Original Term B Lenders that do not execute and deliver the Amendment on the Amendment No. 2 Effective Date.

                  (c) Reborrowing. Amounts borrowed under this Section 2.1.2 and repaid or prepaid may not be reborrowed.

                  (d) Interest Periods. On the Amendment No. 2 Effective Date, the Borrower shall pay all accrued and unpaid interest on the Original Term B Loans to the Original Term B Lenders; provided, however, that the existing Interest Periods in effect for the Term B Loans outstanding prior to the Amendment No. 2 Effective Date shall continue for such Loans following conversion to Term B1 Loans on and after the Amendment No. 2 Effective Date.

                  (e) Repayment of Loans. The unpaid principal balance of the Term B1 Loans shall be repaid in twenty-three (23) consecutive quarterly principal installments, payable on the last Business Day of each February, May, August and November, commencing on November 30, 2005, and continuing thereafter until the Term Loan B1 Maturity Date, and the Term B1 Loans shall be permanently reduced by the amount of each installment on the date payment thereof is made hereunder. Each of the first twenty (20) installments shall be in an amount equal to $3,353,579.55, each of the next two (2) installments shall be in an amount equal to $125,200,303.03 and the last installment shall be in an amount equal to $125,200,303.04; provided that, notwithstanding the foregoing, the final installment shall be in the amount of the then outstanding principal balance of the Term B1 Loans. In addition, notwithstanding the immediately preceding sentence, the then outstanding principal balance of the Term B1 Loans, if any, shall be due and payable on the Term Loan B1 Maturity Date. In addition to the scheduled payments on the Term B1 Loans, the Borrower (a) may make the voluntary prepayments described in Section 2.7 for credit against the scheduled payments on the Term B1 Loans pursuant to Section 2.7 and (b) shall make the mandatory prepayments prescribed in Section 2.2 for credit against the scheduled payments on the Term B1 Loans pursuant to
         Section 2.2."

                  (d) Upon the Amendment No. 2 Effective Date, (i) the Term B1 Loans shall have the same terms, rights and obligations as the Original Term B Loans as set forth in the Loan Documents, except as modified by
         Section 1 of this Amendment No. 2, (ii) all references to "Aggregate Term Loan B Commitment", "Term B Loans", "Term Loan B Commitment" and "Term Loan B Maturity Date" in the Loan Documents shall be deemed to be references to "Aggregate Term Loan B1 Commitment", "Term B1 Loans", "Term Loan B1 Commitment" and "Term Loan B1 Maturity Date", respectively, and (iii) each reference in the Credit Agreement to the "Commitment Schedule" shall be deemed to be a reference to the "Amended Commitment Schedule".

         SECTION 2. Other Amendments. The Credit Agreement is hereby further amended as follows:

                  (a) Section 2.2(c) is amended by adding to the end thereof, immediately before the period, the following:

                  "provided, further, that so long as no Default has occurred and is continuing, the Borrower may apply the Net Cash Proceeds from one or more Financings consisting of Permitted Indebtedness to prepayment of the Second Lien Financing and any prepayment premium and additional amounts or costs payable in connection with such prepayment within 5 Business Days after receipt thereof. Notwithstanding any other provision to the contrary contained in this Agreement, if, prior to March 14, 2006, the Borrower shall make any prepayment of the Term B1 Loans from the proceeds of a Financing consisting of debt that constitutes a refinancing hereunder solely or primarily intended to lower the rate of interest payable on the Term B1 Loans, such prepayment shall be accompanied by a premium equal to 1.00% of the aggregate principal amount of the Term B1 Loans being prepaid".

                  (b) Section 2.7 is hereby amended by (x) adding after the words "without penalty or premium" in each place where they appear in such Section the following: "(except as otherwise expressly set forth in this Section 2.7)" and (y) adding to the end of such Section the following additional sentence: "Notwithstanding any other provision to the contrary contained in this Agreement, if, prior to March 14, 2006, the Borrower shall make any voluntary prepayment of the Term B1 Loans using the proceeds of debt that constitutes a refinancing hereunder solely or primarily intended to lower the rate of interest payable on the Term B1 Loans, such prepayment shall be accompanied by a premium equal to 1.00% of the aggregate principal amount of the Term B1 Loans being prepaid."

                  (c) Section 6.10 is hereby amended by (x) substituting for "and (ii)" in the fourth line thereof "; (ii)" and (y) inserting at the end thereof immediately before the period the following: "; (iii) the Borrower may make prepayments of the Second Lien Financing expressly permitted by Section 2.2(c) and (iv) so long as no Default or unmatured Default exists at the time thereof or would arise after giving effect thereto, at any time after September 8, 2005 the Borrower may prepay the Second Lien Financing with cash on hand".

                  (d) Section 6.17 is amended by substituting for the figure "$300 million" where it appears therein the figure "$150 million".

                  (e) Section 6.23 is amended by deleting the table that appears therein in its entirety and replacing it with the following:

         "For fiscal year:                             Capital Expenditures
          ----------------                             --------------------
         2005 and 2006                                 $62,000,000
         2007 through 2010                             $55,000,000
         2011                                          $60,000,000".


         SECTION 3. Amendment to the Pledge and Security Agreement. Schedule II of the Pledge and Security Agreement is hereby deleted in its entirety and replaced with new Schedule II attached hereto as Annex II.

         SECTION 4. Conditions to Effectiveness. This Amendment No. 2 and the amendments contained herein shall become effective as of the date hereof (the "Amendment No. 2 Effective Date") when each of the conditions set forth in this
Section 4 to this Amendment No. 2 shall have been fulfilled to the satisfaction of the Administrative Agent.

         (i) Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment No. 2, duly executed and delivered on behalf of each of the (a) the Borrower, (b) the Required Lenders and (c) each Original Term B Lender, or in lieu of one or more Original Term B Lenders, one or more Additional Term B1 Lenders providing Additional Term B1

                  Commitments in an amount sufficient to repay all of the principal of the Original Term B Loans owed to such non-consenting Original Term B Lenders or as to any of the foregoing parties, advice reasonably satisfactory to the Administrative Agent that each of the foregoing parties has executed a counterpart of this Amendment No. 2.

         (ii) Guarantor Consent. The Administrative Agent shall have received the Consent attached hereto duly executed by each of the Guarantors.

         (iii) Notice of Borrowing. The Borrower shall have provided the Administrative Agent with a Borrowing Notice in accordance with the requirements of Section 2.02(a) of the Credit Agreement prior to the Amendment No. 2 Effective Date with respect to the borrowing of the Additional Term B1 Loans on the Amendment No. 2 Effective Date, except that the three (3) Business Day notice requirement is hereby waived.

         (iv) Payment of Fees and Expenses. The Borrower shall have paid all reasonable expenses (including the reasonable fees and expenses of Shearman & Sterling LLP) incurred in connection with the preparation, negotiation and execution of this Amendment No. 2 and other matters relating to the Credit Agreement from and after the last invoice to the extent invoiced.

         (v) Evidence of Debt. Each Term B1 Lender shall have received, if requested, one or more Notes payable to the order of such Lender duly executed by the Borrower in substantially the form of Exhibit E-2 to the Credit Agreement, as modified by this Amendment No. 2, evidencing the Term B1 Loans made by such Lender.

         (vi) Interest, Etc. Simultaneously with the conversion to or making of the Term B1 Loans, the Borrower shall have paid to all the Original Term B Lenders all accrued and unpaid interest on the Original Term B Loans to the Amendment No. 2 Effective Date, in the case of the repayment in full of any Original Term B Loans that are not converted to Term B1 Loans, plus any loss or expense pursuant to Section 3.4 of the Credit Agreement.

         (vii) Certificates. The Administrative Agent shall have received (i) a certificate of the Secretary or an Assistant Secretary of each of the Credit Parties certifying (A) the names and true signatures of the officers of each of the Credit Parties authorized to sign this Amendment No. 2 and the other documents to be delivered hereunder and (B) the resolutions of the Board of Directors of the Credit Parties evidencing approval for this Amendment No. 2 and (ii) a certificate of an officer of each of the Credit Parties certifying (A) that no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, or any third party to any agreements and instruments is required for the due execution, delivery or performance by each of the Credit Parties of this Amendment No. 2, (B) the representations and warranties contained in Section 5 of this Amendment No. 2 are true and correct and (C) no event has occurred and is continuing that constitutes a Default.

         (viii) Additional Collateral Documents. All necessary modifications or confirmations to the Collateral Documents in effect on the Amendment No. 2 Effective Date shall have been duly executed and delivered so as to ensure the continued effectiveness of the security interests created thereby, as reasonably determined by the Administrative Agent and its counsel, and the Administrative Agent shall have received evidence that all such other action (including, without limitation, (A) record owner and lien searches with respect to any real property of any Loan Party that is subject to a Mortgage confirming that the applicable Loan Party is the record owner of the Mortgaged Property as defined in the applicable Mortgage and that there are no liens of record with respect to such Mortgaged Property other than those permitted by the applicable Mortgage, and payment of all expenses incurred in connection therewith and
                  (B) payment of all recording fees, if any, in connection with the transactions contemplated by this Amendment No. 2) as shall be necessary or desirable to record, perfect or protect the security interests of the Secured Parties shall have been taken (it being understood that, with respect to any such action which has not been taken prior to the Amendment No. 2 Effective Date, the Borrower may, in the reasonable discretion of the Administrative Agent, be granted an additional period to take such action not to exceed thirty (30) days (which may be extended in the sole discretion of the Administrative Agent) after the Amendment No. 2 Effective Date).

         (ix) Legal Details, Etc. All documents executed or submitted pursuant hereto shall be reasonably satisfactory in form and substance to the Administrative Agent and Shearman & Sterling LLP as counsel. The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment No. 2 shall be reasonably satisfactory to the Administrative Agent and its counsel.

         (x) No Default. No Default or Unmatured Default shall have occurred and be continuing, or would occur as a result of the transactions contemplated by this Agreement.

         SECTION 5. Confirmation of Representations and Warranties. Each of the Credit Parties hereby represents and warrants, on and as of the date hereof, that the representations and warranties contained in the Credit Agreement are correct and true in all material respects on and as of the date hereof, before and after giving effect to this Amendment No. 2, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date.

         SECTION 6. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment No. 2, each reference (i) in the Credit Agreement to "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other transaction documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit

Agreement as modified by this Amendment No. 2 and (ii) in the Pledge and Security Agreement to "hereunder", "hereof" or words of like import referring to the Pledge and Security Agreement, and each reference in the other transaction documents to the "Pledge and Security Agreement", "thereunder", "thereof" or words of like import referring to the Pledge and Security Agreement, shall mean and be a reference to the Pledge and Security Agreement as modified by this Amendment No. 2.

                  (b) The Credit Agreement, the Pledge and Security Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment No. 2, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit Parties under the Loan Documents, in each case as amended by this Amendment No. 2.

                  (c) The execution, delivery and effectiveness of this Amendment No. 2 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         SECTION 7. Execution in Counterparts. This Amendment No. 2 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 2 by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment No. 2.

         SECTION 8. Governing Law. This Amendment No. 2 shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the Credit Agreement, as if this were a part of the Credit Agreement.

         SECTION 9. Entire Agreement; Modification. This Amendment No. 2 constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, there being no other agreements or understandings, oral, written or otherwise, respecting such subject matter, any such agreement or understanding being superseded hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be amended, extended or otherwise modified, except in a writing executed in whole or in counterparts by each party hereto.

                              [Signatures follow.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                       HEADWATERS INCORPORATED

                                       By /s/ Steven G. Stewart
                                          ---------------------------------
                                          Title:  CFO



                                       MORGAN STANLEY SENIOR FUNDING, INC.,
                                       as Administrative Agent and as a Lender



                                       By /s/ Todd Vannucci
                                          ---------------------------------
                                          Title:  Executive Director



                                       MORGAN STANLEY & CO. INCORPORATED,
                                       as Collateral Agent



                                       By /s/ Todd Vannucci
                                          ---------------------------------
                                          Title:

                                       JPMORGAN CHASE BANK, N.A., as a Lender



                                       By /s/ Brian McDougal
                                          ---------------------------------
                                          Title:  Vice President



                                       [And Other Lenders]

                                PRICING SCHEDULE

========================= ============= ============= ============= ============
APPLICABLE                LEVEL I       LEVEL II      LEVEL III     LEVEL IV
MARGIN FOR REVOLVING      STATUS        STATUS        STATUS        STATUS
LOANS
------------------------- ------------- ------------- ------------- ------------
Eurodollar Rate           1.75%         2.00%         2.25%         2.50%
------------------------- ------------- ------------- ------------- ------------
Floating Rate             0.75          1.00%         1.25%         1.50%
========================= ============= ============= ============= ============

========================= ============= ============= ============= ============
APPLICABLE FEE            LEVEL I       LEVEL II      LEVEL III     LEVEL IV
RATE                      STATUS        STATUS        STATUS        STATUS
------------------------- ------------- ------------- ------------- ------------
Commitment Fee            0.50%         0.625%        0.625%        0.75%
========================= ============= ============= ============= ============


================================== ============== =============== ==============
APPLICABLE                         TERM LEVEL I   TERM LEVEL II   TERM LEVEL III
MARGIN FOR TERM B LOANS            STATUS         STATUS          STATUS
---------------------------------- -------------- --------------- --------------
Eurodollar Rate                    2.00%          2.25%           2.50%
---------------------------------- -------------- --------------- --------------
Floating Rate                      1.00%          1.25%           1.50%
================================== ============== =============== ==============


         For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

         "Financials" means the annual or quarterly financial statements of the Borrower delivered pursuant to Section 6.1.1 or 6.1.2.

         "Level I Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Total Leverage Ratio is less than 3.0 to 1.0.

         "Level II Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status and (ii) the Total Leverage Ratio is less than 3.5 to 1.0.

         "Level III Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status or Level II Status and (ii) the Total Leverage Ratio is less than 4.0 to 1.0.

         "Level IV Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Borrower has not qualified for Level I Status or Level II Status or Level III Status.

         "Moody's" means Moody's Investors Service, Inc.

         "Rating" means the credit rating that has been most recently announced for the Loans by S&P or Moody's, as the case may be.

         "S&P" means Standard & Poors Ratings Services, a division of The McGraw-Hill Companies, Inc.

         "Status" means (x) either Level I Status, Level II Status, Level III Status or Level IV Status and (y) either Term Level I Status, Term Level II Status or Term Level III Status, as applicable.

         "Term Level I Status" exists at any date if, as of such date, the Rating is (a) at least B+ (with at least a stable outlook) by S&P and at least Ba3 (with at least a stable outlook) by Moody's or (b) at least BB- (with at least a stable outlook) by S&P and at least B1 (with at least a stable outlook) by Moody's.

         "Term Level II Status" exists at any date if, as of such date, Term Level I Status does not apply and the Rating is (a) at least B+ (with at least a stable outlook) by S&P and at least B2 (with at least a stable outlook) by Moody's or (b) at least B (with at least a stable outlook) by S&P and at least B1 (with at least a stable outlook) by Moody's.

         "Term Level III Status" exists at any date if, as of such date, neither Term Level I Status nor Term Level II Status applies.

         The Applicable Margin in respect of each Facility and Applicable Fee Rate shall be determined in accordance with the foregoing table applicable to such Facility or fee based on the Borrower's Status as reflected in the then most recent Financials or the then most recently announced Ratings, as applicable. Adjustments, if any, to the Applicable Margin or Applicable Fee Rate shall be effective five Business Days after the Administrative Agent has received the applicable Financials or as of the date that S&P or Moody's announces the change in such Rating, as applicable. If the Borrower fails to deliver the Financials to the Administrative Agent at the time required pursuant to Section 6.1, then the Applicable Margin in respect of the Revolving Loans and Applicable Fee Rate shall be the highest Applicable Margin and Applicable Fee Rate set forth in the foregoing table applicable to the Revolving Loans or such fee until five days after such Financials are so delivered.

                                     CONSENT

                                                      Dated as of March 14, 2005

         Reference is made to the Credit Agreement referred to in the foregoing Amendment (capitalized terms used herein and not defined being used herein as defined in the Credit Agreement). Each of the undersigned, in its capacity as a Guarantor under the Guaranty Agreement and as a Grantor under the Pledge and Security Agreement, hereby (i) consents to the execution, delivery and performance of the Amendment and agree that each of the Guaranty Agreement and the Pledge and Security Agreement is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Amendment No. 2 Effective Date, except that, on and after the Amendment No. 2 Effective Date, each reference to "the Credit Agreement", "the Pledge and Security Agreement," "thereunder", "thereof", "therein" or words of like import referring to the Credit Agreement or the Pledge and Security Agreement shall mean and be a reference to the Credit Agreement or the Pledge and Security Agreement, as applicable, as amended and otherwise modified by the Amendment and (ii) confirms that the Collateral Documents to which each of the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations.


                                   BEST MASONRY & TOOL SUPPLY, LP
                                   CHIHUAHUA STONE LLC,
                                   COVOL COAL COMPANY, LLC
                                   COVOL ENGINEERED FUELS, LC,
                                   COVOL SERVICES CORPORATION,
                                   DON'S BUILDING SUPPLY, L.P.,
                                   EAGLE STONE & BRICK LLC,
                                   ELDORADO G-ACQUISITION CO.,
                                   ELDORADO SC-ACQUISITION CO.,
                                   ELDORADO STONE ACQUISITION CO., LLC,
                                   ELDORADO STONE CORPORATION,
                                   ELDORADO STONE FUNDING CO., LLC,
                                   ELDORADO STONE LLC,
                                   ELDORADO STONE OPERATIONS LLC,
                                   GLOBAL CLIMATE RESERVE CORPORATION,
                                   HCM BLOCK & BRICK GENERAL, INC.,
                                   HCM BLOCK & BRICK PARTNER, LLC,
                                   HCM BLOCK & BRICK, LLC,
                                   HCM BLOCK & BRICK, LP,
                                   HCM FLEXCRETE, LP,
                                   HCM MORTAR & STUCCO PARTNER, LLC
                                   HCM MORTAR & STUCCO, INC.
                                   HCM STONE, LLC
                                   HCM UTAH, INC.
                                   HEADWATERS CONSTRUCTION MATERIALS, INC.,

                                   HEADWATERS ENERGY SERVICES CORP.,
                                   HEADWATERS HEAVY OIL, LLC,
                                   HEADWATERS NANOKINETIX, INC.,
                                   HEADWATERS RESOURCES, INC.
                                   HEADWATERS SYNFUEL INVESTMENTS, LLC
                                   HEADWATERS TECHNOLOGY INNOVATION GROUP, INC., HYDROCARBON TECHNOLOGIES, INC.,
                                   ISG SERVICES CORPORATION,
                                   L&S STONE LLC,
                                   L-B STONE LLC,
                                   NW PROPERTIES LLC,
                                   NORTHWEST STONE & BRICK CO., INC.,
                                   NORTHWEST STONE & BRICK LLC,
                                   PALESTINE CONCRETE TILE COMPANY, L.P.,
                                   STONECRAFT INDUSTRIES LLC,
                                   TEMPE STONE LLC,
                                   VFL TECHNOLOGY CORPORATION,
                                     each as a Guarantor


                                   By   /s/ Steven G. Stewart
                                      -----------------------------------------
                                   Name:    Steven G. Stewart
                                   Title:   Chief Financial Officer


                                   HCM MORTAR & STUCCO HOLDING, LLC,
                                   as Guarantor


                                   By  /s/ Steven G. Stewart
                                      -----------------------------------------
                                   Name: Steven G. Stewart
                                   Title: Manager

                                   TAPCO HOLDINGS, INC.,
                                   TAPCO INTERNATIONAL CORPORATION,
                                   VANTAGE BUILDING PRODUCTS CORPORATION,
                                   MTP, INC.,
                                   ATLANTIC SHUTTER SYSTEMS, INC.,
                                   METAMORA PRODUCTS CORPORATION,
                                   METAMORA PRODUCTS CORPORATION OF ELKLAND,
                                   WAMCO CORPORATION,
                                   BUILDERS EDGE, INC.,
                                   COMACO, INC.,
                                     each as a Guarantor


                                   By  /s/ Harlan M. Hatfield
                                      -----------------------------------------
                                   Name:    Harlan M. Hatfield
                                   Title:   Assistant Secretary